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                                                                     EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-49024, 33-71476 and 33-86446 and File No. 2-87421 of Versa Technologies,
Inc. and subsidiaries on Form S-8 of our reports dated May 16, 1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of Versa Technologies, Inc. for the year ended March 31, 1995.





Deloitte & Touche LLP
Milwaukee, Wisconsin
June 12, 1995